Exhibit 99.2

Lindblad Expeditions Holdings, Inc. Announces Proposed Private Offering of Senior Secured Notes

NEW YORK, April 17, 2023 – Lindblad Expeditions Holdings, Inc. (Nasdaq: LIND) (“Lindblad” or the “Issuer”) today announced that it intends to offer $275,000,000 aggregate principal amount of senior secured notes due 2028, subject to market and customary conditions. The notes will be senior obligations of the Issuer and will be guaranteed by Lindblad Expeditions, LLC, the Issuer’s direct subsidiary (“Expeditions”), and certain of Expeditions’ subsidiaries and will be secured, subject to permitted liens and certain other exceptions, by first-priority liens on the stock and substantially all the assets of LEX Endurance Ltd. and Lindblad Bluewater II Limited, subsidiaries of the Issuer that hold two of its vessels: National Geographic Endurance and National Geographic Resolution (the “Mortgaged Vessels”).

Lindblad intends to use the net proceeds from the proposed offering to prepay in full all outstanding borrowings under its existing export credit facilities that were incurred to finance the Mortgaged Vessels. The remaining net proceeds will be used to fund the costs of the offering and for working capital and general corporate purposes, which may include strategic growth initiatives.

The notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A, and to persons outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities. The offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful.

About Lindblad Expeditions Holdings, Inc.

Lindblad is an expedition travel company that focuses on ship-based voyages through its Lindblad Expeditions brand and on land-based travel through its subsidiaries, Natural Habitat, Inc., Off the Beaten Path LLC, DuVine Cycling + Adventure Co. and Classic Journeys, LLC.

Lindblad works in partnership with National Geographic to inspire people to explore and care about the planet. The organizations work in tandem to produce innovative marine expedition programs and promote conservation and sustainable tourism around the world. The partnership’s educationally oriented voyages allow guests to interact with and learn from leading scientists, naturalists and researchers while discovering stunning natural environments, above and below the sea, through state-of-the-art exploration tools.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include expectations regarding the use of proceeds of the offering of notes and may also generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe Lindblad’s financial guidance or future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected. Many of these risks and uncertainties are currently amplified by, and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following: (i) events and conditions around the world, including war and other military actions, such as the current conflict between Russia and Ukraine, inflation, higher fuel prices, higher interest rates and other general concerns about the state of the economy or other events impacting the ability or desire of people to travel; (ii) suspended operations, cancelling or rescheduling of voyages and other potential disruptions to our business and operations related to COVID-19, the Russia-Ukraine conflict, the political unrest in Peru or another unexpected event; (iii) the impacts of inflation, COVID-19 and/or the Russia-Ukraine conflict on our financial condition, liquidity, results of operations, cash flows, employees, plans and growth, fuel prices, changes in fuels consumed and availability of fuel supply in the geographies in which we operate; (iv) the impacts of inflation and negative economic conditions or negative economic outlooks on the demand for future expedition travel; (v) the loss of key employees, our inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs; (vi) unscheduled disruptions in our business due to travel restrictions, weather events, mechanical failures, pandemics or other events; (vii) changes adversely affecting the business in which we are engaged; (viii) management of our growth and our ability to execute on our planned growth; (ix) our business strategy and plans; (x) our ability to maintain our relationship with National Geographic; (xi) compliance with new and existing laws and regulations, including environmental regulations and travel advisories and restrictions; (xii) compliance with the financial and/or operating covenants in our debt arrangements; (xiii) the impact of severe or unusual weather conditions, including climate change, on our business; (xiv) adverse publicity regarding the travel and cruise industry in general; (xv) loss of business due to competition; (xvi) the result of future financing efforts; (xvii) delays and costs overruns with respect to the construction and delivery of newly constructed vessels; (xviii) the inability to meet revenue and Adjusted EBITDA projections; and (xix) those risks described in Lindblad’s filings with the Securities and Exchange Commission (the “SEC”). Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release, and Lindblad undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect Lindblad’s performance may be found in its filings with the SEC, which are available at http://www.sec.gov or at http://www.expeditions.com in the Investor Relations section of Lindblad’s website.

Contact:

Vanessa Picariello, Vice President of Brand and Communications, Lindblad Expeditions, press@expeditions.com